Exhibit 10.1
















                                  CONAIR CORPORATION
                          EMPLOYEES AND DIRECTORS STOCK PLAN


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                                   TABLE OF CONTENTS
                                   -----------------

                                                                     Page

             ARTICLE 1

             GENERAL . . . . . . . . . . . . . . . . . . . . . . . .    1

                  1.1  Purpose . . . . . . . . . . . . . . . . . . .    1
                  1.2  Administration. . . . . . . . . . . . . . . .    1
                  1.3  Persons Eligible for Awards . . . . . . . . .    2
                  1.4  Types of Awards Under Plan  . . . . . . . . .    2
                  1.5  Shares Available for Awards . . . . . . . . .    3
                  1.6  Definitions of Certain Terms  . . . . . . . .    3
                  1.7  Agreements Evidencing Awards  . . . . . . . .    5

             ARTICLE 2

             STOCK OPTIONS   . . . . . . . . . . . . . . . . . . . .    5

                  2.1  Grant of Stock Options  . . . . . . . . . . .    5
                  2.2  Exercisability of Options . . . . . . . . . .    5
                  2.3  Limitation on Exercise  . . . . . . . . . . .    7
                  2.4  Payment of Option Price . . . . . . . . . . .    7
                  2.5  Default Rules Concerning Termination of
                       Service . . . . . . . . . . . . . . . . . . .    9
                  2.6  Special ISO Requirements  . . . . . . . . . .   10

             ARTICLE 3

             RESTRICTED STOCK AWARDS . . . . . . . . . . . . . . . .   11

                  3.1  Grant of Awards.  . . . . . . . . . . . . . .   11
                  3.2  Payment . . . . . . . . . . . . . . . . . . .   11
                  3.3  Forfeiture upon Termination of Employment . .   11
                  3.4  Issuance of Shares  . . . . . . . . . . . . .   11
                  3.5  Grantees' Rights Regarding Restricted Stock .   12
                  3.6  Vesting . . . . . . . . . . . . . . . . . . .   12

             ARTICLE 4

             MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .   12

                  4.1  Amendment of the Plan; Modification of
                       Awards  . . . . . . . . . . . . . . . . . . .   12
                  4.2  Restrictions  . . . . . . . . . . . . . . . .   13
                  4.3  Nontransferability  . . . . . . . . . . . . .   14
                  4.4  Withholding Taxes.  . . . . . . . . . . . . .   14
                  4.5  Adjustments Upon Changes in Capitalization  .   15
                  4.6  Right of Discharge Reserved . . . . . . . . .   15




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                                                                     Page
                                                                     ----


                  4.7  No Rights as a Stockholder  . . . . . . . . .   15
                  4.8  Nature of Payments  . . . . . . . . . . . . .   16
                  4.9  Non-Uniform Determinations  . . . . . . . . .   16
                  4.10  Other Payments or Awards . . . . . . . . . .   17
                  4.11  Reorganization . . . . . . . . . . . . . . .   17
                  4.12  Section Headings . . . . . . . . . . . . . .   17
                  4.13  Effective Date and Term of Plan  . . . . . .   18
                  4.14  Governing Law  . . . . . . . . . . . . . . .   18

























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                                  CONAIR CORPORATION

                          EMPLOYEES AND DIRECTORS STOCK PLAN


                                       ARTICLE 1

                                        GENERAL


                       1.1  Purpose.
                            -------

                            The purpose of the Conair Corporation
             Employees and Directors Stock Plan (the "Plan") is to provide for certain officers, directors and key personnel, as defined in Section 1.3, of Conair Corporation (the "Company") and certain of its Affiliates an equity-based incentive to maintain and enhance the performance and profitability of the Company. It is the further purpose of this Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder, to the extent that Code section 162(m) is applicable.

                       1.2  Administration.
                            --------------

                            (a)  The Plan shall be administered by a
             committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee may be "disinterested persons" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Act")) and "outside directors" (within the meaning of Code section 162(m)), to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable; however, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                            (b)  The Committee shall have the authority
             (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan,
             (iv) to make any determination necessary or advisable in





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                                                                        2




             administering the Plan and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                            (c)  The determination of the Committee on
             all matters relating to the Plan or any Plan agreement shall be conclusive.

                            (d)  No member of the Committee shall be
             liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                            (e) Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the Board.

                       1.3  Persons Eligible for Awards.
                            ---------------------------

                            Awards under the Plan may be made to such
             officers, directors (including directors who are not employees) and executive, managerial or professional employees ("key personnel") of the Company or its Affiliates as the Committee shall from time to time in its sole discretion select.

                       1.4  Types of Awards Under Plan.
                            --------------------------

                            (a) Awards may be made under the Plan in the form of (i) options, which may be either "nonqualified" stock options subject to the provisions of Code section 83 or options intended to qualify for incentive stock option treatment described in Code section 422 or (ii) restricted stock awards.

                            (b) All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.







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                                                                        3




                       1.5  Shares Available for Awards.
                            ---------------------------

                            (a)  Subject to Section 4.5 (relating to
             adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which awards may be granted under the Plan shall equal the excess (if any) of 2,500,000 shares, over the sum of (i) the number of shares of Common Stock subject to outstanding awards, (ii) the number of shares in respect of which options granted under the Plan have been exercised and
             (iii) the number of shares issued subject to forfeiture restrictions that have lapsed.

                       In accordance with (and without limitation upon)
             the preceding sentence, awards may be granted in respect of shares covered by previously-granted awards that have expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and with respect to which shares a grantee has received no benefits of ownership (other than voting rights and dividends that were forfeited on such expiration, termination or cancellation).

                       In any year, a person eligible for awards under
             the Plan may not be granted options under the Plan covering a total of more than 250,000 shares of Common Stock.

                            (b)  Shares of Common Stock that shall be
             subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

                            (c)  Without limiting the generality of the
             foregoing, the Committee may, with the grantee's consent, cancel any award under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made.

                       1.6  Definitions of Certain Terms.
                            ----------------------------

                            (a)  The term "Affiliate" as used herein
             means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, is controlled by the Company.

                            (b)  The term "Common Stock" as used herein
             means the shares of Class A common stock of the Company, par value $.01 per share, as constituted on the effective date of the Plan, and any other shares into which such Class A common stock shall thereafter be changed by reason of a




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             recapitalization, merger, consolidation, split-up,
             combination, exchange of shares or the like.

                            (c)  Except as otherwise determined by the
             Committee in its sole discretion, the "fair market value" as of any determination date and in respect of any share of Common Stock shall mean:

                       (i) if the Common Stock is listed for trading on the New York Stock Exchange, the mean between the high and low sales prices of the Common Stock on such determination date as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the Common Stock shall have occurred on such determination date, on the next preceding date on which there was such a reported sale; or

                      (ii) if the Common Stock is not listed for trading on the New York Stock Exchange but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s Nasdaq National Market ("Nasdaq National Market"), the mean between the high and low sales prices of the Common Stock on such determination date on such exchange or Nasdaq National Market, as the case may be, on which the largest number of shares of Common Stock have been traded in the aggregate on the preceding 20 trading days, or if no such reported sale of the Common Stock shall have occurred on such determination date on such exchange or Nasdaq National Market, as the case may be, on the next preceding date on which there was such a reported sale on such exchange or Nasdaq National Market, as the case may be; or

                     (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on Nasdaq National Market, the average of the closing bid and asked prices on such determination date as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or if no such prices shall have been so reported for such determination date, on the next preceding date for which such prices were so reported; or

                      (iv) if the Common Stock is not listed for trading on a national securities exchange, authorized for quotation on Nasdaq National Market or reported by the NASDAQ, the fair market value of the Common Stock on such determination date, as determined by the Committee in its sole discretion.








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                                                                        5




             In no event shall the fair market value of any share be less than its par value.

                       1.7  Agreements Evidencing Awards.
                            ----------------------------

                            (a)  Options and restricted stock awards
             granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan agreements."

                            (b)  Each Plan agreement shall set forth the
             number of shares of Common Stock subject to the award granted thereby.

                            (c)  Each Plan agreement with respect to the
             granting of an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.


                                       ARTICLE 2

                                     STOCK OPTIONS

                       2.1  Grant of Stock Options.
                            ----------------------

                            The Committee may grant options to purchase
             shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

                       2.2  Exercisability of Options.
                            -------------------------

                            Subject to the other provisions of the Plan:

                            (a)  Exercisability Determined by Plan
                                 ---------------------------------
             Agreement.  Each Plan agreement shall set forth the period
             ---------
             during which and the conditions subject to which the option evidenced thereby shall be exercisable, as determined by the Committee in its discretion; provided, however, that options shall not be exercisable for 12 months following a hardship distribution subject to Treasury Regulations Sec.1.401(k)- 1(d)(2)(iv)(B)(4).









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                            (b)  Default Vesting Provisions.  Unless the
                                 --------------------------
             applicable Plan agreement otherwise specifies:

                                 (i)  no option shall be exercisable
                  prior to the first anniversary of the date of grant,

                                (ii)  each option granted under the Plan
                  shall become cumulatively exercisable with respect to 20% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of the first, second, third and fourth anniversary of the date of grant,

                               (iii)  each option shall become 100%
                  exercisable on the fifth anniversary of the date of grant,

                                (iv)  each option shall remain 100%
                  exercisable through the day prior to the tenth anniversary of the date of grant, after which such option shall terminate and cease to be exercisable;

             provided, that no option granted under the Plan shall become exercisable prior to the earlier of (a) the date of the consummation of an initial public offering on or after January 1, 1995, of at least ten percent (10%) of the shares of Common Stock of the Company and (b) the ninth anniversary of the date of grant.

                            (c)  Partial Exercise Permitted.  Unless the
                                 --------------------------
             applicable Plan agreement otherwise provides, an option granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option shall then be exercisable.

                            (d)  Notice of Exercise; Exercise Date.
                                 ---------------------------------

                                 (i)  An option shall be exercisable by
                  the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.4.

                                (ii)  For purposes of the Plan, the
                  "option exercise date" shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Company.

                            (e)  Cashout of Options.  If and to the
                                 ------------------
             extent that the applicable Plan agreement so provides: At any time prior to the consummation of an initial public offering on or after January 1, 1995, of at least ten







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             percent (10%) of the shares of Common Stock of the Company and after the Company's receipt of written notice of exercise of an option and prior to the "option exercise date" (as defined in Section 2.2(d)), the Committee in its sole discretion may, by written notice to the grantee, cancel all or any portion of the option in respect of which exercise notice was given if the Committee in its sole discretion determines that tax or legal or contractual restrictions or brokerage or other market considerations would make the Company's or grantee's acquisition or sale of Common Stock illegal, impracticable or inadvisable. If the Committee cancels any part of an option in accordance with the preceding sentence of this Section 2.2(e), the Company shall pay to the grantee, as soon as practicable thereafter, an amount equal in cash to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the option or part thereof canceled determined as of the date written notice of exercise was filed with the Company, over (ii) the aggregate option exercise price of the shares of Common Stock subject to the option or part thereof canceled.

                            (f)  Right of First Refusal.  An applicable
                                 ----------------------
             Plan agreement may provide, under such terms and conditions as the Committee may determine, that the Company shall have a right of first refusal with respect to any shares of Common Stock acquired under Plan.

                       2.3  Limitation on Exercise.
                            ----------------------

                            Notwithstanding any other provision of the
             Plan, no Plan agreement shall permit an option to be exercisable more than ten years after the date of grant.

                       2.4  Payment of Option Price.
                            -----------------------


                            (a)  Tender Due Upon Notice of Exercise.  Any
                                 ----------------------------------
             written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased (in accordance with Section 2.4(b) or (c) below, and the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

                            (b)  Manner of Payment.  Payment of the
                                 -----------------
             option exercise price shall be made in any combination of the following:

                                 (i)  by certified or official bank check
                  payable to the Company (or the equivalent thereof acceptable to the Committee);







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                                (ii)  with the consent of the Committee
                  in its sole discretion, by personal check (subject to collection), which may in the Committee's discretion be deemed conditional;

                               (iii)  if and to the extent provided in
                  the applicable Plan agreement, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under
                  Section 16(b) of the Act and does not require any Consent (as defined in Section 4.2); and

                                (iv)  with the consent of the Committee
                  in its sole discretion, by the promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine.

                            (c)  Exercise by Assignment of Proceeds.
                                 ----------------------------------
             Payment in accordance with clause (i) of Section 2.4(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 4.2). The grantee shall be liable for any portion of the exercise price not covered by the assignment of proceeds of sale described in this Section 2.4(c).

                            (d)  Issuance of Shares.  As soon as
                                 ------------------
             practicable after receipt of full payment, the Company shall, subject to the provisions of Section 4.2, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such







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             legends as the Company may deem appropriate concerning
             restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

                       2.5  Default Rules Concerning Termination of
                            ---------------------------------------
             Service.
             -------

                            Subject to the other provisions of the Plan
             and unless the applicable Plan agreement otherwise provides:

                            (a)  General Rule.  All options granted to a
                                 ------------
             grantee shall terminate upon his termination of service with the Company and all Affiliates for any reason (including death) except to the extent post-service exercise of the vested portion of an option is permitted in accordance with this Section 2.5. The "vested portion" of any option shall mean the portion thereof which is exercisable immediately prior to the grantee's termination of service for any reason.

                            (b)  Improper Activity; Quit.   All options
                                 -----------------------
             granted to a grantee shall terminate and expire on the day the grantee's service with the Company and all Affiliates is terminated for cause or the grantee quits service, whether or not he is a party to a written employment (or similar) contract. For purposes of this Section 2.5, a grantee's service shall be deemed to be terminated for "cause" if he is discharged (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Affiliate, (ii) for violation of a policy of the Company or any Affiliate, (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Affiliate or (iv) for "cause" or any like term as defined in any written employment (or similar) contract with or written employment (or similar) policy applicable to the grantee.

                            (c)  Regular Termination.  If the grantee's
                                 -------------------
             service with the Company and all Affiliates terminates for reasons other than as provided in subsection (b) or (d) of this Section 2.5, the portion of options granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of
             (a) 90 days after his termination of service or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual whose employment terminates solely because his employer ceases to be an Affiliate or he








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             transfers his employment with the Company's consent to a
             purchaser of a business disposed of by the Company.

                            (d)  Death.  If a grantee's service with the
                                 -----
             Company and all Affiliates terminates by reason of death, or if a grantee's service with the Company and all Affiliates terminates in the manner described in Section 2.5(c) and he dies within the period for exercise provided for therein, the options exercisable by him immediately prior to his death shall be exercisable by the person to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (a) one year after the grantee's death or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement.

                            (e)  Leaves of Absence.  The Committee may in
                                 -----------------
             its discretion determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of service for purposes of the Plan and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.

                       2.6  Special ISO Requirements.
                            ------------------------

                            In order for a grantee to receive special tax
             treatment with respect to stock acquired under an option intended to be an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section
             424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.











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                                       ARTICLE 3

                                RESTRICTED STOCK AWARDS

                       3.1  Grant of Awards.
                            ---------------

                            The Committee may grant restricted stock
             awards, alone or in tandem with other awards, under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of service with the Company or any Affiliate, upon the attainment of specified performance goals and/or upon such other criteria as the Committee may determine in its sole discretion.

                       3.2  Payment.
                            -------

                            Each Plan agreement with respect to a
             restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

                       3.3  Forfeiture upon Termination of Employment.
                            -----------------------------------------

                            Unless the applicable Plan agreement
             otherwise provides or the Committee otherwise determines,
             (i) if a grantee's service with the Company and all Affiliates terminates for any reason (including death) before his restricted stock awards have vested, such awards shall terminate and expire upon such termination of service and (ii) in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefor, such unvested shares shall be returned to the Company.

                       3.4  Issuance of Shares.
                            ------------------

                            The Committee may provide that one or more
             certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Plan agreement







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                                                                       12




             otherwise provides, no share of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of
             Section 4.2, as soon as practicable after any restricted stock award shall vest, the Company shall issue or reissue to the grantee (or to his designated beneficiary in the event of the grantee's death) one or more certificates for the Common Stock represented by such restricted stock award without such restricted legend.

                       3.5  Grantees' Rights Regarding Restricted Stock.
                            -------------------------------------------

                            Unless the applicable Plan agreement
             otherwise provides, (i) a grantee may vote and receive dividends on restricted stock awarded under the Plan and
             (ii) any stock received as a dividend on, or in connection with a stock split of, a restricted stock award shall be subject to the same restrictions as such restricted stock.

                       3.6  Vesting.
                            -------

                            Notwithstanding any other provision of the
             Plan, no Plan agreement shall permit a restricted stock award to vest more than ten years after the date of grant.


                                       ARTICLE 4

                                     MISCELLANEOUS

                       4.1  Amendment of the Plan; Modification of
                            --------------------------------------
             Awards.
             ------

                            (a)  Plan Amendments.  The Board may, without
                                 ---------------
             stockholder approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, except as and to the extent otherwise permitted by Rule 16b-3 of the Act or by Section 4.5 or 4.11, no such amendment shall, without stockholder approval:

                                 (i)  materially increase the benefits
                  accruing to grantees under the Plan;

                                (ii)  materially increase, beyond the
                  amounts set forth in Section 1.5, the number of shares of Common Stock in respect of which awards may be issued under the Plan or increase the number of shares








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                                                                       13




                  of Common Stock in respect of which options may be granted in any year under Section 1.5;

                               (iii)  materially modify the designation
                  in Section 1.3 of the class of persons eligible to receive awards under the Plan;

                                (iv)  provide for the grant of stock
                  options having an option exercise price per share of Common Stock less than 100% of the fair market value of a share of Common Stock on the date of grant;

                                 (v)  permit a stock option to be
                  exercisable, or a restricted stock award to vest, more than ten years after the date of grant; or

                                (vi)  extend the term of the Plan beyond
                  the period set forth in Section 4.13.

                            (b)  Award Modifications.  With the consent
                                 -------------------
             of the grantee and subject to the terms and conditions of the Plan (including Section 4.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award.

                       4.2  Restrictions.
                            ------------

                            (a)  Consent Requirements.  If the Committee
                                 --------------------
             shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine not to make any payment whatsoever until Consent has been given if (i) the Committee may make any payment under the Plan in cash, Common Stock or both and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms.

                            (b)  Consent Defined.  The term "Consent" as
                                 ---------------
             used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect







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                                                                       14




             thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state, local or foreign law, rule or regulation or the rules of any securities exchange or other self-regulatory organization,
             (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obliga-tions of the Company or any Affiliate.

                       4.3  Nontransferability.
                            ------------------

                            No award granted to any grantee under the
             Plan or under any Plan agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any option granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by him.

                       4.4  Withholding Taxes.
                            -----------------

                            (a) Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

                            (b)  Without limiting the generality of the
             foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the







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                                                                       15




             Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

                       4.5  Adjustments Upon Changes in Capitalization.
                            ------------------------------------------

                            If and to the extent specified by the
             Committee, the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards, the option exercise price of options theretofore granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Common Stock effected without receipt of consideration by the Company; provided, that any awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

                       4.6  Right of Discharge Reserved.
                            ---------------------------

                            Nothing in the Plan or in any Plan agreement
             shall confer upon any person the right to continue in the service of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the service of such person.

                       4.7  No Rights as a Stockholder.
                            --------------------------

                            No grantee or other person shall have any of
             the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate to the grantee for such shares. Except as otherwise provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grantee of an award which has not yet vested, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

                       4.8  Nature of Payments.
                            ------------------

                            (a) Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

                            (b)  No such awards and payments shall be
             considered special incentive payments to the grantee or, unless otherwise determined by the Committee, shall be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

                            (c)  By accepting an award under the Plan,
             the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment (or similar) contract with the grantee, whether any such contract is executed before or after the grant date of the award.

                       4.9  Non-Uniform Determinations.
                            --------------------------

                            The Committee's determinations under the Plan
             need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan and (c) the treatment of leaves of absence pursuant to Section 2.5(e).

                       4.10  Other Payments or Awards.
                             ------------------------

                            Nothing contained in the Plan shall be deemed
             in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                       4.11  Reorganization.
                             --------------

                            (a)  In the event that the Company is merged
             or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being herein-after referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion, by written notice to a grantee, (i) provide that the grantee's options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice, provided that if the Committee takes such action the Committee may (but shall not be required to) accelerate the dates upon which all outstanding options of such grantee shall be exercisable and/or (ii) adjust any award under the Plan as the Committee shall determine in its sole discretion deem appropriate, including, but not limited to, changing the number and kind of shares covered by the award and the aggregate purchase price of the shares covered by the award. The Committee also may in its discretion by written notice to a grantee provide that all or some of the restrictions on any of his awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

                            (b)  Whenever deemed appropriate by the
             Committee, the actions referred to in Section 4.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

                       4.12  Section Headings.
                             ----------------

                            The section headings contained herein are for
             the purposes of convenience only and are not intended to define or limit the contents of said sections.

                       4.13  Effective Date and Term of Plan.
                             -------------------------------

                            (a)  The Plan shall be deemed adopted and
             become effective upon the approval thereof by the Board or such other date as the Board shall determine; provided that, notwithstanding any other provision of the Plan, no award made under the Plan shall be exercisable unless the Plan is approved, directly or indirectly, by (i) the express consent of stockholders holding at least a majority of the Company's voting stock voting in person or by proxy at a duly held stockholders' meeting or (ii) the unanimous written consent of the stockholders of the Company, within 12 months before or after the date the Plan is adopted.

                            (b) The Plan shall terminate ten years after the earlier of the date on which it becomes effective or is approved by shareholders, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

                       4.14  Governing Law.
                             -------------

                            The Plan shall be governed by the laws of the
             State of Delaware applicable to agreements made and to be performed entirely within such state.